SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                ACNB Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                                                  April 3, 2001


Dear Fellow Shareholders of ACNB Corporation:

         On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on Tuesday, May 1, 2001, at 1:00 p.m., Eastern Time, at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with this proxy statement is the Notice of Meeting, proxy card and ACNB Corporation's 2000 Annual Report to Shareholders.

         The principal business of the meeting is to: fix the number of directors of the corporation at twelve; fix the number of Class 1 Directors at four; fix the number of Class 3 Directors at five; elect four Class 1 Directors for a term of three years; elect two Class 3 Directors for a one year term; and, transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

         I am delighted that you have invested in ACNB Corporation, and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. The prompt return of your proxy card will save the corporation expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

         I look forward to seeing you on May 1, 2001, at the corporation's annual meeting.

                                   Sincerely,



                                    Thomas A. Ritter
                                    President

                                ACNB CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         NOTICE IS HEREBY GIVEN that ACNB Corporation will hold its Annual Meeting of Shareholders on Tuesday, May 1, 2001, at 1:00 p.m., Eastern Time, at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, to consider and vote upon the following proposals:

1.       To fix the number of directors of the corporation at twelve;
2.       To fix the number of Class 1 Directors at four;
3.       To fix the number of Class 3 Directors at five;
4.       To elect four Class 1 Directors, for a term of three years;
5.       To elect two Class 3 Directors, for a term of one year; and
6. To transact any other business properly presented at the annual meeting.

         Shareholders as of March 15, 2001 are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

         Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy card in the accompanying postage-paid envelope. The prompt return of your proxy card will save the corporation expenses involved in further communications. Even if you return a proxy card, you may vote in person if you give written notice to the Secretary of the corporation and attend the annual meeting. Returning your proxy card will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

         The corporation's Board of Directors is distributing this proxy statement, proxy card, and ACNB Corporation's 2000 Annual Report to Shareholders on or about April 3, 2001.

                                             By Order of the Board of Directors,



                                             Thomas A. Ritter
                                             President

Gettysburg, Pennsylvania
April 3, 2001

                             YOUR VOTE IS IMPORTANT.

     TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
        CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                ACNB CORPORATION
                            675 OLD HARRISBURG ROAD,
                         GETTYSBURG, PENNSYLVANIA 17325




                           OTC BB TRADING SYMBOL: ACNB



                                 PROXY STATEMENT
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                              TUESDAY, MAY 1, 2001












                MAILED TO SHAREHOLDERS ON OR ABOUT APRIL 3, 2001

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----
PROXY STATEMENT

GENERAL INFORMATION...............................................................................................1
         Date, Time and Place of the Annual Meeting...............................................................1
         Description of ACNB Corporation..........................................................................1

VOTING PROCEDURES.................................................................................................2
         Solicitation and Voting of Proxies.......................................................................2
         Quorum and Vote Required For Approval....................................................................3
         Revocability of Proxy....................................................................................4
         Methods of Voting........................................................................................4

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS.........................................................................5
         Governance...............................................................................................5
         Directors of ACNB Corporation............................................................................5
         Executive Officers of ACNB Corporation...................................................................5
         Committees and Meetings of ACNB Corporation's Board of Directors.........................................6
         Committees and Meetings of Adams County National Bank's Board of Directors...............................6
                  Audit Committee.................................................................................6
         Compensation of ACNB Corporation's and Adams County National Bank's
         Boards of Directors......................................................................................7

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION..............................................................7
         Compensation Committee Report............................................................................7
         Chief Executive Officer Compensation.....................................................................8
         Executive Officers Compensation..........................................................................8

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.......................................................9

EXECUTIVE COMPENSATION...........................................................................................10
         Summary Compensation Table..............................................................................10
         Employment Contract with Ronald L. Hankey...............................................................11
         Employment Contract with Thomas A. Ritter...............................................................11
         Pension Plan............................................................................................12
         401(k) Plan.............................................................................................13
         Life Insurance Plan.....................................................................................14
         Executive Retirement Income Agreements..................................................................14

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................15




ELECTION OF DIRECTORS............................................................................................15
         Qualification and Nomination of Directors...............................................................15
         Information as to Nominees and Directors................................................................17

BENEFICIAL OWNERSHIP OF ACNB CORPORATION'S STOCK
OWNED BY PRINCIPAL OWNERS AND MANAGEMENT.........................................................................19
         Principal Shareholders..................................................................................19
         Share Ownership by the Directors, Officers and Nominees.................................................19

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................................................21

STOCK PRICE PERFORMANCE GRAPH....................................................................................22

PROPOSALS........................................................................................................23
         To Fix the Number of Directors of the Corporation at Twelve.............................................23
         To Fix the Number of Class 1 Directors at Four..........................................................23
         To Fix the Number of Class 3 Directors at Five..........................................................23
         To Elect Four Class 1 Directors for a Term of Three Years...............................................23
         To Elect Two Class 3 Directors for a Term of One Year...................................................23

INDEPENDENT AUDITORS.............................................................................................24

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING....................................................................25

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING............................................................25

ADDITIONAL INFORMATION...........................................................................................25

AUDIT COMMITTEE CHARTER..................................................................................APPENDIX A

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                ACNB CORPORATION
                                   MAY 1, 2001


                               GENERAL INFORMATION

DATE, TIME AND PLACE OF THE ANNUAL MEETING

         ACNB Corporation, a Pennsylvania business corporation and registered bank holding company, is furnishing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the corporation's Annual Meeting of Shareholders. The annual meeting will be held at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, on Tuesday, May 1, 2001, at 1:00 p.m., Eastern Time.

         The corporation's principal executive office is located at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325. The corporation's telephone number is (717) 334-3161. All inquiries regarding the annual meeting should be directed to John W. Krichten, Secretary/ Treasurer of ACNB Corporation at (717) 338-2258.

DESCRIPTION OF ACNB CORPORATION

         ACNB Corporation was established in 1983 as a bank holding company under the laws of Pennsylvania and the Bank Holding Company Act of 1956. On March 1, 1999, Farmers National Bancorp, Inc. merged into ACNB Corporation and Farmers National Bank of Newville became a wholly-owned subsidiary of ACNB Corporation. In October 2000, Farmers National Bank of Newville was merged into Adams County National Bank. The corporation's primary activity consists of owning and supervising Adams County National Bank.

         Included with this proxy statement is a copy of the corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2000. You may obtain a copy of the annual report to Shareholders on Form 10-K, including the financial statements and exhibits, for the 2000 fiscal year at no cost by contacting John W. Krichten, Secretary/Treasurer, ACNB Corporation, via mail at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, or via telephone at
(717) 338-2258.

         We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at ACNB Corporation subsequent to printing this proxy statement that might affect your decision or the value of your stock.

                                VOTING PROCEDURES

SOLICITATION AND VOTING OF PROXIES

         The Board of Directors solicits this proxy for use at the corporation's 2001 annual meeting of shareholders. The corporation's directors and officers and bank employees may solicit proxies in person or by telephone, facsimile, telegraph or other similar means without additional compensation. Adams County National Bank will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities. Adams County National Bank will reimburse these third parties for their reasonable forwarding expenses.

         Only shareholders of record as of the close of business on Thursday, March 15, 2001, (the voting record date), may vote at the annual meeting. The corporation's records show that, as of the voting record date, 5,436,101 shares of the corporation's common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors. As of March 15, 2001, the Board of Directors knows of no person who owns of record or who is the beneficial owner of 5% or more of the corporation's outstanding common stock.

         If your shares are registered directly in your name with ACNB Corporation's transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxy holders or to vote in person at the meeting. The corporation has enclosed a proxy card for your use.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

         By properly completing a proxy, the shareholder appoints Jennifer L. Weaver and Harry L. Wheeler as proxy holders to vote his or her shares as indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted as follows:

         FOR fixing the number of Directors of the corporation at twelve;

         FOR fixing the number of Class 1 Directors at four;

         FOR fixing the number of Class 3 Directors at five;

         FOR the election of the following nominees as Class 1 Directors for a term of three years expiring in 2004:

o        D. Richard Guise
o        Ronald L. Hankey
o        Edgar S. Heberlig
o        Marian B. Schultz

         FOR the election of the following nominees as Class 3 Directors for a term of one year expiring in 2002:

o        Philip P. Asper
o        Thomas A. Ritter

         The Board of Directors proposes to mail this proxy statement to the corporation's shareholders on or about April 3, 2001.

QUORUM AND VOTE REQUIRED FOR APPROVAL

         As of the close of business on March 15, 2001, the corporation had 5,436,101 shares of common stock, par value $2.50 per share, issued and outstanding.

         In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. The proxy holders will count abstentions and broker non-votes as "present" for the purpose of determining the presence of a quorum. However, the proxy holders will not count broker non-votes as "present" when determining the presence of a quorum for the particular matter on which the broker has expressly not voted. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner, and the broker lacks discretionary voting power to vote such shares.

         If a quorum is present, approval to fix the number of directors of the Board of Directors and to fix the number of directors in each class requires the affirmative "FOR" vote of a majority of all shares present, in person or by proxy. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against the proposals. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

         If a quorum is present, the shareholders will elect the nominees for director receiving the highest number of "FOR" votes cast by those shareholders entitled to vote for the election of directors. The proxy holders will not cast votes for or against any director nominees where the broker withheld authority.

REVOCABILITY OF PROXY

         Shareholders of record who sign proxies may revoke them at any time before they are voted by:

     o delivering written notice of the revocation to John W. Krichten, Secretary/Treasurer of ACNB Corporation, at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325; or

     o delivering a properly executed later-dated proxy to John W. Krichten, Secretary/Treasurer of ACNB Corporation, at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325; or

     o attending the meeting and voting in person after giving written notice to the Secretary/Treasurer of ACNB Corporation.

         YOU HAVE THE RIGHT TO VOTE AND, IF DESIRED, TO REVOKE YOUR PROXY ANY TIME BEFORE THE ANNUAL MEETING. SHOULD YOU HAVE ANY QUESTIONS, PLEASE CONTACT JOHN W. KRICHTEN, SECRETARY/TREASURER AT (717) 338-2258.

METHODS OF VOTING

         Voting by Proxy
         ---------------

     1.   Mark your selections.
     2. Date your proxy card and sign your name exactly as it appears on your proxy card.
     3.   Mail the proxy card in the enclosed postage-paid envelope.

         Voting in Person
         ----------------

     1. Attend the annual meeting and show proof of eligibility to vote (including proper identification).
     2.   Obtain a ballot.
     3.   Mark your selections.
     4. Date your ballot and sign your name exactly as it appears in the corporation's transfer books.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

GOVERNANCE

         The Board of Directors oversees all of the corporation's business, property, and affairs. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and by providing them materials. During fiscal year 2000, the corporation's Board of Directors held 12 meetings.

DIRECTORS OF ACNB CORPORATION

         The following table sets forth, as of March 15, 2001, (in alphabetical order), selected information about the corporation's directors.

                                                    CLASS OF        DIRECTOR            AGE AS OF
NAME                                                DIRECTOR          SINCE           MARCH 15, 2001
-----                                               --------          -----           --------------
Philip P. Asper                                        1              1988                  52
Guy F. Donaldson                                       3              1982                  69
D. Richard Guise, Vice Chairman                        1              1988                  67
Ronald L. Hankey, Chairman                             1              1975                  60
Edgar S. Heberlig                                      1              1970                  66
Wayne E. Lau                                           2              1987                  66
William B. Lower                                       3              1974                  71
Ralph S. Sandoe                                        3              1982                  73
Marian B. Schultz                                      1              1992                  51
Jennifer L. Weaver                                     2              1992                  54
Harry L. Wheeler                                       2              1987                  60

EXECUTIVE OFFICERS OF ACNB CORPORATION

         The following table sets forth, as of March 15, 2001, selected information about the corporation's executive officers, each of whom is elected by the Board of Directors and each of whom holds office at the Board's discretion.

                                                    POSITION            NUMBER OF SHARES            AGE AS OF
NAME AND POSITION                                  HELD SINCE        BENEFICIALLY OWNED(1)       MARCH 15, 2001
-----------------                                  ----------        ---------------------       --------------
RONALD L. HANKEY
Chairman of the Board                                 1982                   19,150                     60
Chief Executive Officer                               1982

THOMAS A. RITTER
President, effective January 1, 2001
Executive Vice President                              2000                    4,367                     49

JOHN W. KRICHTEN
Secretary                                             1982                   24,206                     54
Treasurer                                             1982
LYNDA L. GLASS
Assistant Secretary                                   1993                       64                     40

-----------------

(1) See Table entitled "Share Ownership by the Directors, Officers and Nominees" on page 19 for share ownership information for all officers.

COMMITTEES AND MEETINGS OF ACNB CORPORATION'S BOARD OF DIRECTORS

         During 2000, the corporation's Board of Directors held 12 meetings. Currently, the corporation does not maintain any standing committees. The corporation does not maintain a compensation or nominating committee; however, the corporation's subsidiary bank maintains a standing audit committee and a standing committee that performs the functions of a compensation committee.

         A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a recommendation in writing to the Secretary of the corporation in compliance with the requirements of Article II, Sections 202 and 203, of the corporation's Bylaws. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 14 days prior to the date of any shareholder meeting called for the election of directors.

COMMITTEES AND MEETINGS OF ADAMS COUNTY NATIONAL BANK'S BOARD OF DIRECTORS

         During 2000, Adams County National Bank's Board of Directors held 12 meetings. The bank maintains four standing committees: Executive, Audit, Loan and Trust.

         During 2000, the corporation's and bank's Boards of Directors each held 12 meetings. Each of the directors attended at least 75% of the combined total number of meetings of the corporation's and of the bank's Boards of Directors meetings and the committees of which he or she is a member, with the exception of Director Donaldson.

         AUDIT COMMITTEE

         The Audit Committee, of which Directors Asper, Lau and Lower, are members, held four meetings during fiscal year 2000. The Audit Committee oversees the accounting and tax functions of the corporation and the bank, recommends to the Board the engagement of the independent auditors for the year, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the corporation and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the corporation's and bank's system of internal controls and its accounting and reporting practices. On April 4, 2000, the Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A.

COMPENSATION OF ACNB CORPORATION'S AND ADAMS COUNTY NATIONAL BANK'S BOARDS OF DIRECTORS

         Directors of the corporation are not compensated for their services. Adams County National Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. However, in 2000, Adams County National Bank's non-employee directors were compensated for their services rendered to the corporation and to Adams County National Bank as follows:

         o        an annual retainer of $3,000;

         o        $265 per monthly meeting;

         o committee meeting fees paid at the rate of $125 per hour with a minimum payment of $125; and

         o $250 compensation for a half-day seminar, plus expenses, if applicable; and $400 compensation for a full-day seminar, plus expenses, if applicable.

          In the aggregate, Adams County National Bank paid $111,340.68 to the Board of Directors for all services rendered in 2000.

                          BOARD OF DIRECTORS' REPORT ON
                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

         ACNB Corporation's Board of Directors governs the corporation and its subsidiary bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the corporation's shareholders, customers, and the communities served by the corporation and the bank. To accomplish the corporation's strategic goals and objectives, the Board of Directors engages competent persons, who undertake to accomplish these objectives with integrity and with cost-effectiveness. The Board of Directors fulfills part of its strategic mission through the compensation of these individuals. Officers of the corporation are not compensated. The bank provides compensation to its officers and employees.

         The corporation seeks to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The Executive Committee, comprised of five directors, administers the compensation program. The committee seeks to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious managers, whose efforts will enhance the corporation's products and services, the results of which will be improved profitability, increased dividends to the corporation's shareholders, and subsequent appreciation in the market value of the corporation's shares.

         The committee reviews annually and recommends to the Board the compensation of the bank's top executives, including the chief executive officer and the other executive officers. As a guideline in determining base salaries, the committee uses a regional financial industry salary survey which covers financial institutions in the Pennsylvania, Maryland, Washington, D.C., and Virginia marketplace. The referenced survey includes more institutions than are listed on the peer group index in the performance graph.

         The Board of Directors does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The Board of Directors intends to monitor the future application of IRC Section 162(m) to the compensation paid to its executive officers; and, in the event that this section becomes applicable, the Board of Directors intends to amend the corporation's and the bank's compensation plans to preserve the deductibility of the compensation payable under the plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Board of Directors determined that the Chief Executive Officer's 2000 base salary of $198,500, combined with a $1,985 bonus and a salary continuation plan payment of $47,704, is appropriate in light of ACNB Corporation's 2000 performance accomplishments. No direct correlation exists between the Chief Executive Officer's compensation, the Chief Executive Officer's increase in compensation, and ACNB Corporation's 2000 performance. The committee subjectively determines the increase in the Chief Executive Officer's compensation based on a review of all relevant information.

EXECUTIVE OFFICERS COMPENSATION

         The committee increased the compensation of the bank's executive officers by approximately 3% in 2000. The committee determined the increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the committee considers numerous factors, including the following: the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets, and non-performing loans. Although the committee measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criterion and the employees' compensation; nor does the committee, in its analysis, attribute specific weight to any such criteria. The committee makes a subjective determination after review of all relevant information, including the above.

         In addition to base salary, executive officers of the banks may participate in the bank's 401(k) plan, pension plan and bonus plan. (See pages 12-14 for more information.)

         General labor market conditions, the individual's specific responsibilities and the individual's contributions to the corporation's success influence total compensation opportunities available to the bank's executive officers. The committee reviews individuals on a calendar year basis and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

         This report is furnished by Adams County National Bank's Executive Committee that performs the functions of a compensation committee.

                          D. RICHARD GUISE, CHAIRPERSON
    PHILIP P. ASPER             WILLIAM B. LOWER             MARIAN B. SCHULTZ
                               JENNIFER L. WEAVER
                      RONALD L. HANKEY (EX-OFFICIO MEMBER)


                        COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

         Ronald L. Hankey, President and Chief Executive Officer, is an ex-officio member of the Executive Committee which also performs the functions of a compensation committee. Mr. Hankey makes recommendations to the Executive Committee regarding merit raise increases for all employees based on a merit appraisal in connection with recommendations provided by an outside consultant. A merit review of Mr. Hankey, President and Chief Executive Officer of ACNB Corporation and Adams County National Bank, is conducted by the Executive Committee. Mr. Hankey does not participate in conducting his review. The merit review is submitted to the entire Board of Directors to be voted upon.

                             EXECUTIVE COMPENSATION


         Information concerning the annual cash and non-cash compensation paid, awarded or earned for services in all capacities to the corporation and the banks for the fiscal years ended December 31, 2000, 1999 and 1998 of those persons who were, as of December 31, 2000, (i) the President and Chief Executive Officer, and (ii) the two other most highly compensated executive officers of the corporation is set forth below. No other executive officer's total annual salary and bonus exceeded $100,000 during 2000.

                           SUMMARY COMPENSATION TABLE


                            Annual Compensation                             Long-Term Compensation
                            -------------------                             ----------------------

                                                                       Awards                    Payouts
                                                                       ------                    ------

        (a)             (b)         (c)         (d)         (e)          (f)          (g)          (h)          (i)

                                                           Other                   Securities
                                                          Annual     Restricted    Underlying                 All other
                                                          Compen-      Stock       Options/        LTIP      Compensation
 Name and Principal               Salary       Bonus      sation       Award(s)       SARs        Payouts     (1)(2)(3)
      Position          Year        ($)         ($)          $           ($)          (#)          ($)          ($)
      --------          ----        ---         ---         ---          ---          ---          ---          ---

RONALD L. HANKEY        2000      198,500      1,985         0            0            0            0          52,860
President and Chief     1999      198,500      1,985         0            0            0            0          55,511
Executive Officer       1998      189,000      1,890         0            0            0            0          55,226
of the corporation
and of Adams County
National Bank

JOHN W. KRICHTEN        2000      102,023      1,020         0            0            0            0          12,704
Senior Vice             1999      99,052        991          0            0            0            0          13,162
President, Cashier      1998      96,157        961          0            0            0            0          13,020
and Chief Financial
Officer of the
corporation and of
Adams County
National Bank

THOMAS A. RITTER        2000      140,000      1,400         0            0            0            0          2,800
Executive Vice
President of the
corporation and of
Adams County
National Bank

--------------

(1) Includes amounts contributed by Adams County National Bank to the 401(k) Plan of $5,156, $6,400, and $6,400 in 2000, 1999 and 1998,
         respectively, on behalf of Mr. Hankey. Includes deferred compensation payments (under Mr. Hankey's Salary Continuation Plan) of $47,704, $49,111 and $48,826 in 2000, 1999 and 1998, respectively, on behalf of Mr. Hankey.

(2) Includes amounts contributed by Adams County National Bank to the 401(k) Plan of $3,767, $3,962, and $3,846, in 2000, 1999 and 1998,
         respectively, on behalf of Mr. Krichten. Includes deferred compensation payments (under Mr. Krichten's Salary Continuation Plan) of $8,937, $9,200 and $9,174 in 2000, 1999 and 1998, respectively, on behalf of Mr. Krichten.

(3) Includes amounts contributed by Adams County National Bank to the 401(k) Plan of $2,800 in 2000, on behalf of Mr. Ritter. Mr. Ritter was not an employee of the corporation or Adams County National Bank during 1999 or 1998.

EMPLOYMENT CONTRACT WITH RONALD L. HANKEY

         Effective January 1, 1998, Adams County National Bank, the corporation and Mr. Ronald L. Hankey, President and Chief Executive Officer of the corporation and Adams County National Bank and a member of the Boards of Directors of the corporation and Adams County National Bank, entered into an employment agreement for a term of three years. The agreement renews automatically for additional one year periods unless one party provides the other party with written notice of termination. The agreement specifies Mr. Hankey's positions and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision, a confidentiality provision, and a change-in-control provision.

         Under the terms of his employment agreement, Mr. Hankey serves as the President and Chief Executive Officer of the corporation and of Adams County National Bank and as a member of the Boards of Directors of the corporation and of Adams County National Bank, subject to shareholder approval. The employment agreement provided Mr. Hankey with an annual cash salary of $189,000 in 1998. This salary may be increased in subsequent years as the Board of Directors deems appropriate. In addition, the Boards of Directors of the corporation and Adams County National Bank have discretion to pay a yearly bonus to Mr. Hankey. Mr. Hankey is not entitled to receive director fees or other compensation for serving on the corporation's and Adams County National Bank's Boards of Directors or their committees. Mr. Hankey is also entitled to receive the employee benefits made available by Adams County National Bank to its employees.

         The agreement with Mr. Hankey also provides that if his employment is terminated by the corporation or Adams County National Bank, due to death, disability or for "cause", then he is entitled to the full annual cash salary through the date of termination. If Mr. Hankey's employment is terminated by the corporation or Adams County National Bank other than pursuant to death, disability or for "cause", or if Mr. Hankey terminates his employment for "good reason", then he is entitled to his full annual cash salary from the date of termination through the last day of the term of the agreement. If Mr. Hankey's employment is terminated as a result of a change in control, he is entitled to his then current cash annual salary through the last date of the term of the agreement and will continue to participate in all employee benefit plans and programs in which he was previously entitled to participate.

EMPLOYMENT CONTRACT WITH THOMAS A. RITTER

         Effective January 1, 2000, Adams County National Bank, the corporation and Mr. Thomas A. Ritter entered into an employment agreement for a period of three years. The agreement renews automatically for additional one year periods, unless one party provides the other with written notice of termination. Pursuant to the agreement, Mr. Ritter is employed by the corporation and Adams County National Bank as an Executive Vice President. The agreement specifies Mr. Ritter's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision, a confidentiality provision, and a change-in-control provision.

         Pursuant to the terms of his employment agreement, Mr. Ritter serves as an Executive Vice President of the corporation and the bank and has such other powers and duties that may from time to time be prescribed by the Board of Directors of the corporation and the bank. As compensation for services rendered to the bank under the agreement, Mr. Ritter, in 2000, was entitled to receive from the bank an annual salary of $140,000 per year . This base salary may be increased in subsequent years as the Board of Directors deems appropriate. The Board of Directors of the bank may, in its discretion, pay a yearly bonus to Mr. Ritter in an amount that the Board deems appropriate to provide an incentive to Mr. Ritter and to reward him for his performance. According to the terms of the agreement, Mr. Ritter agreed to serve, without additional compensation, as a director of the Board of Directors of the bank and/or the corporation, subject to shareholder approval, and, without additional compensation, in one or more offices of the bank and/or the corporation. Mr. Ritter is also entitled to receive the employee benefits made available by Adams County National Bank to its employees.

         Mr. Ritter's employment agreement provides that, if his employment is terminated due to his death, disability or by the corporation or Adams County National Bank for "cause", or the agreement is not renewed by the bank and the corporation, he is entitled to his full annual salary through the date of termination at the rate in effect at the time of termination. If Mr. Ritter terminates his employment for "good reason" (which includes a change in control of the corporation), he is entitled to his full annual salary from the date of termination through the last day of the term of the agreement and he may continue to participate in all employee benefit plans and programs in which he was previously entitled to participate. In the event Mr. Ritter serves the full term of his employment agreement, and the bank and the corporation do not renew his agreement, Mr. Ritter is not entitled to any severance allowance.

         To comply with the corporation's and Adams County National Bank's succession plans, in December 2000, the Boards of Directors voted Mr. Ritter as President of the corporation and Adams County National Bank, effective January 1, 2001. Further, effective January 1, 2001, Mr. Ritter was appointed a director of Adams County National Bank. Mr. Hankey will continue as the Chairman and Chief Executive Officer of the corporation and Adams County National Bank.

PENSION PLAN

         The employees of Adams County National Bank are covered under the bank's Group Pension Plan for Employees. The plan is a defined benefit pension plan under the Employee Retirement Income Security Act of 1974. The plan was restated November 1, 1998, effective January 1, 1999 and subsequently amended effective November 1, 2000. Adams County National Bank is the plan administrator.

         Amounts are set aside each year to fund the plan on the basis of actuarial calculations. The amount of contribution to a defined pension plan on behalf of a specific employee cannot be separately or individually calculated. The total pension expense in 2000 for Adams County National Bank's plan was $535,975. The contribution made by the bank on behalf of all employees in 2000 to the plan was $344,045. This contribution was sufficient to meet the legal minimum funding requirements.

         Each employee of Adams County National Bank who attains the age of 20 years and 6 months and who completes 6 months of eligible service, whichever is later, is eligible to participate in the plan on the following anniversary of the plan. The plan generally provides for a prospective benefit at the age of 65 years for the employee's remaining lifetime with payments certain for five years, calculated as follows: 1% of final average compensation below the applicable Social Security Covered Compensation, and 1.3% of such earnings above the covered compensation, the total being multiplied by years of credited service up to a maximum of 45 years of credited service. The minimum benefit is the amount an employee accrued as of October 31, 1998. If an employee has completed 30 or more years of vested service, he or she is eligible to retire at age 62 with no reduction applied to his or her benefit.

         The following table shows for different final average compensation and for different years of vested service, the annual benefits currently payable upon retirement at age 65 by a participating employee.

                                                                      Annual Retirement Income (1)
                                                                      ------------------------
                                                                           Years of Service
            Final                             --------------------------------------------------------------------
           Average
        Compensation                                    15                25               35           45 or more
        ------------                                    --                --               --           ----------
            $  50,000                              $   8,796         $  14,661         $  20,525        $  26,389
               75,000                                 13,671            22,786            32,900           41,014
              100,000                                 18,546            30,911            43,275           55,639
              125,000                                 23,421            39,036            54,650           70,264
              150,000                                 28,296            47,161            66,025           84,889
              175,000                                 33,171            55,286            77,400           99,514
              200,000                                 38,046            63,411            88,775          112,221

------------------

(1) Assumes normal retirement date (age 65) occurs in 2000. Actual benefits may be slightly higher on account of benefits earned under the plan since the 1998 restatement. Later retirement dates produce smaller retirement benefits as Social Security Covered Compensation increases.

         Management cannot determine the extent of the benefits that any participating employee may be entitled to receive under the plan on the date of termination of employment because the amount of the benefits is dependent upon, among other things, the participant's future compensation and the number of years of vested service on the employee's date of retirement. For 2000, the covered compensation, as reported above in the Summary Compensation Table, includes annual cash salary only. At December 31, 2000, under the plan, Mr. Hankey had 43 years of vested service; Mr. Krichten had 20 years of vested service; and Mr. Ritter had 1 year of vested service.

401(K) PLAN

         Adams County National Bank maintains a defined contribution profit-sharing 401(k) plan. Adams County National Bank is the plan sponsor and plan administrator. Ronald L. Hankey, Chief Executive Officer of the corporation and of Adams County National Bank, and John W. Krichten, Secretary/Treasurer of the corporation and Senior Vice President, Cashier and Chief Financial Officer of Adams County National Bank, are the plan trustees. The plan is subject to certain laws and regulations under the Internal Revenue Code and participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

         An employee is eligible to participate in the plan after working for 6 months and attaining the age of 20 years and 6 months. An eligible employee may elect to contribute a portion of salary and wages (other than bonuses) or other direct remuneration to the plan. Generally, an eligible employee may not contribute more than 15% of his or her compensation. Adams County National Bank matches a percentage of the employee's contribution. In 2000, Adams County National Bank's contribution equaled 100% of the employee's contribution up to a maximum of 4% of annual salary. Effective January 1, 2000, Adams County National Bank adopted a "safe harbor" provision for its 401(k) plan, which vests eligible contributions immediately upon entering the plan for both employer and employee contributions.

LIFE INSURANCE PLAN

         Adams County National Bank maintains a group term life insurance plan. All full time bank employees are eligible to participate in the plan. The insurance benefit for employees is calculated as 1.5 times salary, with a maximum of $50,000.

EXECUTIVE RETIREMENT INCOME AGREEMENTS

         Adams County National Bank entered into retirement income agreements with Mr. Hankey and other executive officers of Adams County National Bank to provide supplemental retirement income benefits to these officers when they reach their normal retirement date. The benefits are payable in 180 equal monthly installments. Benefits are also payable upon disability, early retirement, termination of service, or death. Benefit amounts will be determined by the individual's number of years of service and compensation at retirement age. Benefits accrue annually, but no vesting occurs until the individual completes 10 years of service with Adams County National Bank. Estimated liability under the agreements is accrued as earned by the employee. Adams County National Bank is the owner and beneficiary of life insurance policies on each officer, that, at December 31, 2000, had an aggregate cash value of approximately $1,866,470. Adams County National Bank purchased these policies to fund the retirement income agreements entered into with these individuals. Further information with respect to these agreements is set forth in the Notes to Consolidated Financial Statements contained in ACNB Corporation's 2000 Annual Report to Shareholders which is enclosed with this proxy statement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The corporation and its subsidiary bank have not entered into any material transactions, proposed or consummated, with any director or executive officer of the corporation or the bank, or any associate of the foregoing persons. The corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other bank customers.

         Total loans outstanding from the bank at December 31, 2000, to the corporation's and the bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 10% or more, amounted to $3,098,505, or approximately 5.1% of the bank's total equity capital. The bank made these loans in the ordinary course of business, and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The loans did not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of indebtedness as of the latest practicable date, February 28, 2001, to the above described group was approximately $2,946,180.


                              ELECTION OF DIRECTORS

QUALIFICATION AND NOMINATION OF DIRECTORS

         The corporation's Articles of Incorporation and Bylaws authorize the number of directors to be not less than 5 nor more than 25. They also provide for three classes of directors with staggered three year terms of office that expire at successive annual meetings. Currently, the number of directors is set at eleven: Class 1 consists of five directors, Class 2 consists of three directors, and Class 3 consists of three directors. However, pursuant to Article 11 of the corporation's Articles of Incorporation and Article I, Section 105 of the corporation's Bylaws, at each shareholder meeting for the election of directors, the shareholders determine by resolution how many directors will be elected to serve in each class. The Board of Directors believes that it is in the corporation's best interest to fix the number of directors to be elected at the 2001 annual meeting at twelve. The proposed twelve member Board of Directors will consist of four Class 1 Directors, three Class 2 Directors and five Class 3 Directors. Shareholders will elect four Class 1 Directors to serve for three year terms that expire at the corporation's 2004 annual meeting and two Class 3 Directors to serve for one year terms that expire at the corporation's 2002 annual meeting.

         The Board of Directors nominated the four persons named below to serve as Class 1 Directors until the 2004 annual meeting of shareholders or until their earlier death, resignation or removal from office. All of the nominees for Class 1 Director are presently members of the Board of Directors and all have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

         The proxy holders intend to vote all proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

         The Board of Directors proposes the following nominees for election as Class 1 Directors at the annual meeting:

         o        D. Richard Guise
         o        Ronald L. Hankey
         o        Edgar S. Heberlig
         o        Marian B. Schultz

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT THE NOMINEES LISTED ABOVE AS CLASS 1 DIRECTORS.


         The Board of Directors nominated the two persons named below to serve as Class 3 Directors until the 2002 annual meeting of shareholders or until their earlier death, resignation or removal from office. Philip P. Asper is presently a Class 1 Director and has consented to serve another term as a director if re-elected. Thomas A. Ritter served as a Class 3 Director from 1997 until December 1999 and has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

         The proxy holders intend to vote all proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

         The Board of Directors proposes the following nominees for election as Class 3 Directors at the annual meeting:

         o        Philip P. Asper
         o        Thomas A. Ritter

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT THE NOMINEES LISTED ABOVE AS CLASS 3 DIRECTORS.

INFORMATION AS TO NOMINEES AND DIRECTORS

         Set forth below, as of March 15, 2001, is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You will find information about their share ownership on pages 19 and 20.

CLASS 1 DIRECTORS (to serve until 2001)
-----------------

PHILIP P. ASPER            Mr. Asper, age 52, has been a member of the
                           corporation's and Adams County National Bank's Board of Directors since 1988. He is a building contractor in Biglerville, Pennsylvania. NOMINEE FOR CLASS 3
                           DIRECTOR

D. RICHARD GUISE           Mr. Guise, age 67, has been a member of both the
                           corporation's and Adams County National Bank's Boards of Directors since 1988. He is the President of Adams
                           County Motors Corp., an automobile dealership located in Gettysburg, Pennsylvania. NOMINEE FOR CLASS 1
                           DIRECTOR

RONALD L. HANKEY           Mr. Hankey, age 60, is the Chief Executive Officer of
                           the corporation and of Adams County National Bank. He resigned his position as President of the corporation and Adams County National Bank on January 1, 2001. He has been a member of the corporation's Board of Directors and has served as the Chairman of the Board since 1982. Mr. Hankey has been a member of Adams
                           County National Bank's Board of Directors and has served as the Chairman of the Board since 1975.
                           NOMINEE FOR CLASS 1 DIRECTOR

EDGAR S. HEBERLIG          Mr. Heberlig, age 66, has been a member of the
                           corporation's Board of Directors since March 1, 1999.
                           Mr. Heberlig is a retired farm structure salesman and a retired Navy pilot. NOMINEE FOR CLASS 1 DIRECTOR

MARIAN B. SCHULTZ          Ms. Schultz, age 51, has been a member of both the
                           corporation's and Adams County National Bank's Boards of Directors since 1992. She is Dean, Academic
                           Programs and Services, at Shippensburg University, located in Shippensburg, Pennsylvania. NOMINEE FOR
                           CLASS 1 DIRECTOR

BOARD OF DIRECTORS - CONTINUING AS DIRECTORS

CLASS 2 DIRECTORS (to serve until 2003)
-----------------

WAYNE E. LAU                Mr. Lau, age 66, has been a member of both the
                           corporation's and Adams County National Bank's Boards of Directors since 1987. Mr. Lau is a sales representative for Destinations, a travel agency located in East Berlin, Pennsylvania.

JENNIFER L. WEAVER         Ms. Weaver, age 54, has been a member of both the
                           corporation's and Adams County National Bank's Boards of Directors since 1992. She is the Director of the Gettysburg Campus of Harrisburg Area Community
                           College.

HARRY L. WHEELER           Mr. Wheeler, age 60, has been a member of the
                           corporation's Board of Directors since March 1, 1999.
                           Mr. Wheeler is the proprietor of Wheeler Drywall, located in Carlisle, Pennsylvania.

CLASS 3 DIRECTORS (to serve until 2002)
-----------------

GUY F. DONALDSON           Mr. Donaldson, age 69, has been a member of the
                           corporation's Board of Directors since 1982 and of Adams County National Bank's Board of Directors since
                           1981. He is a fruit grower in Ortanna, Pennsylvania.

WILLIAM B. LOWER           Mr. Lower, age 71, has been a member of the
                           corporation's Board of Directors since 1982 and of Adams County National Bank's Board of Directors since
                           1974. Mr. Lower is President of Boyer Nurseries &
                           Orchards, Inc., located in Biglerville, Pennsylvania.

RALPH S. SANDOE            Mr. Sandoe, age 73, has been a member of the
                           corporation's Board of Directors since 1987 and of Adams County National Bank's Board of Directors since
                           1982. Mr. Sandoe is a fruit broker in Biglerville, Pennsylvania.

DIRECTOR NOMINEE
----------------

THOMAS A. RITTER           Mr. Ritter, age 49, was a member of both the
                           corporation's and Adams County National Bank's Board of Directors from 1997 until his retirement from each Board in December 1999. From 1986 until December
                           1999, Mr. Ritter was an insurance agent in Gettysburg, Pennsylvania. Effective January 1, 2000, he became an Executive Vice President of the corporation and Adams County National Bank. Effective
                           January 1, 2001, he became President of the corporation and Adams County National Bank. NOMINEE
                           FOR CLASS 3 DIRECTOR

                BENEFICIAL OWNERSHIP OF ACNB CORPORATION'S STOCK
                    OWNED BY PRINCIPAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

         As of March 15, 2001, the Board of Directors knows of no person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock.

SHARE OWNERSHIP BY THE DIRECTORS, OFFICERS AND NOMINEES

         The following table sets forth, as of March 15, 2001, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee for director, and all executive officers, directors and nominees of the corporation as a group. Unless otherwise noted, shares are held individually and the percentage of class is less than 1% of the outstanding common stock.

NAME OF INDIVIDUAL OR                            AMOUNT AND NATURE OF            PERCENTAGE OF
IDENTITY OF GROUP                            BENEFICIAL OWNERSHIP (1)(2)             CLASS
-----------------                            --------------------                    -----

CLASS 1 DIRECTORS
-----------------
Philip P. Asper                                        5,234(3)                       --
D. Richard Guise                                       8,788(4)                       --
Ronald L. Hankey                                      19,150(5)                       --
Edgar S. Heberlig                                     28,862(6)                       --
Marian B. Schultz                                      2,050(7)                       --

CLASS 2 DIRECTORS
-----------------
Wayne E. Lau                                           4,312(8)                       --
Jennifer L. Weaver                                       600                          --
Harry L. Wheeler                                       8,361(9)                       --

CLASS 3 DIRECTORS
-----------------
Guy F. Donaldson                                       2,890                          --
William B. Lower                                      43,978(10)                      --
Ralph S. Sandoe                                        9,020(11)                      --

Thomas A. Ritter                                       4,367(12)                      --
Executive Vice President

John W. Krichten                                      24,206(13)                      --
Secretary/Treasurer

Lynda L. Glass                                            64(14)                      --
Assistant Secretary

All Officers and Directors                           161,882                       2.98%
as a Group (11 Directors,
4 Officers, 14 persons in total)

-----------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after March 15, 2001. Beneficial ownership may be disclaimed as to certain of the securities.

(2)      Information furnished by the Directors, officers and the corporation.

(3)      These shares are held jointly with Mr. Asper's spouse.

(4)      These shares are held jointly with Mr. Guise's spouse.

(5) Figure includes 6,228 shares held solely by Mr. Hankey; and 12,922 shares held jointly with Mr. Hankey's spouse.

(6) Figure includes 26,375 shares held solely by Mr. Heberlig; 2,266 shares held jointly with Mr. Heberlig's spouse; and 221 shares held solely by Mr. Heberlig's spouse.

(7) Figure includes 700 shares held jointly with Mrs. Schultz's spouse; and 1,350 shares held solely by Mrs. Schultz's spouse.

(8)      These shares are held jointly with Mr. Lau's spouse.

(9) Figure includes 6,707 shares held solely by Mr. Wheeler; and 1,654 shares held jointly with Mr. Wheeler's spouse.

(10) Figure includes 1,072 shares held solely by Mr. Lower; 41,906 shares held by Mr. Lower as Trustee of the William B. Lower, Sr.; 1,000 shares held by Mr. William B. Lower as Trustee of the William B. Lower, Sr. Revocable Trust.

(11) Figure includes 800 shares held solely by Mr. Sandoe; and 8,220 shares held jointly with Mr. Sandoe's spouse.

(12) Figure includes 2,454 shares held jointly with Mr. Ritter's spouse and 1,913 shares held solely by Mr. Ritter's spouse.

(13) Figure includes 3,120 shares held solely by Mr. Krichten; 20,772 shares held jointly with Mr. Krichten's spouse; and 314 shares held as custodian for Mr. Krichten's daughter.

(14)     These shares are held jointly with Ms. Glass' spouse.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period from January 1, 2000, through December 31, 2000, its officers and directors complied with all applicable filing requirements.

                          STOCK PRICE PERFORMANCE GRAPH

         The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

         The graph compares our stock performance from January 1, 1996, through December 31, 2000, against the performance of the S&P 500 Total Return Index and our peer group for the same period. The peer group represented in the graph includes the corporations listed below the graph. The graph shows the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1995, in each of the corporation's common stock, the S&P 500 Total Return Index and the peer group Index, and that all dividends were reinvested in such securities over the past five fiscal years. Shareholder return shown on the graph below is not necessarily indicative of future performance.










NOTE: The peer group for which information appears above includes the following companies: CNB Financial Corporation; Citizens & Northern Corporation; Drovers Bancshares Corporation; First Chester County Corporation; Franklin Financial Services Corp.; Penseco Financial Services Corporation; Penns Woods Bancorp, Inc.; PennRock Financial Services Corp.; and, Sterling Financial Corp. These companies were selected based on the following criteria as of September 30, 2000: total assets between $385 million and $1.6 billion; market capitalization between $42 million and $194 million; and headquarters located in Pennsylvania.

                                    PROPOSALS

1.       TO FIX THE NUMBER OF DIRECTORS OF THE CORPORATION AT TWELVE .

2.       TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FOUR .

3.       TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FIVE .

4.       TO ELECT FOUR CLASS 1 DIRECTORS FOR A TERM OF THREE YEARS .

         Nominees for Class 1 Director are:

         o        D. Richard Guise (director since 1988)
         o        Ronald L. Hankey (director since 1982)
         o        Edgar S. Heberlig (director since 1999)
         o        Marian B. Schultz (director since 1992)

         Each has consented to serve a three year term. (See page 17 for more information.)

         If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the four nominees for Class 1 Director will be unable to serve if elected.

         Cumulative voting rights do not exist with respect to the election of directors. The affirmative vote of the majority of shares present (in person or by proxy and entitled to vote at the annual meeting) is needed to elect a director.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES AS CLASS 1 DIRECTORS.



5.       TO ELECT TWO CLASS 3 DIRECTORS FOR A TERM OF ONE YEAR.

         Nominees for Class 3 Director are:

         o        Philip P. Asper (director since 1988)
         o        Thomas A. Ritter (director from 1997 to December 1999)

         Each has consented to serve a one year term. (See pages 17 and 18 for more information.)

         If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the two nominees for Class 3 Director will be unable to serve if elected.

         Cumulative voting rights do not exist with respect to the election of directors. The affirmative vote of the majority of shares present (in person or by proxy and entitled to vote at the annual meeting) is needed to elect a director.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO NOMINEES AS CLASS 3 DIRECTORS.

         In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the Board's nominees and "FOR" all other proposals described in this proxy statement).

                              INDEPENDENT AUDITORS

         Stambaugh o Ness, P.C., successor to Harry Ness & Company, Certified Public Accountants, served as the corporation's independent auditors for its 2000 fiscal year. The corporation has been advised by Stambaugh o Ness, P.C. that none of its members have any financial interest in the corporation. In addition to performing customary audit services, Stambaugh o Ness, P.C. assisted the corporation and the bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the bank for such services at its customary hourly billing rates. These non-audit services were approved by the corporation's and the bank's Boards of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after the conclusion by the corporation's and the bank's Boards of Directors that there was no effect on the independence of the auditors. The Board of Directors has engaged Stambaugh o Ness, P.C. as the corporation's independent auditors for the fiscal year ending December 31, 2001.

         Aggregate fees billed to the corporation and the bank by Stambaugh o Ness, P.C., the independent accountants, for services rendered during the year ended December 31, 2000, were as follows:

                -------------------------------------------------- -------------
                Audit Fees                                         $ 60,560
                -------------------------------------------------- -------------
                Financial Information Systems                      $  4,485
                Design and Implementation Fees
                -------------------------------------------------- -------------
                All Other Fees                                     $ 18,200
                -------------------------------------------------- -------------
                TOTAL                                              $ 83,245
                -------------------------------------------------- -------------

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         In order for a shareholder proposal to be considered for inclusion in ACNB Corporation's proxy statement for next year's annual meeting, the written proposal must be received by the corporation no later than January 14, 2002. Any proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted to the corporation after January 14, 2002, it is considered untimely; and, although the proposal may be considered at the annual meeting, the corporation is not obligated to include it in the 2002 proxy statement. Similarly, in compliance with the corporation's Bylaws, shareholders wishing to nominate a candidate for election to the Board of Directors, must notify the Secretary in writing no later than 14 days in advance of the meeting. Shareholders must deliver any proposals or nominations in writing to the Secretary/Treasurer of ACNB Corporation at its principal executive office, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325. See page 6 for more information about nominations to the Board of Directors.


              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no matters other than those discussed in this proxy statement or referred to in the accompanying Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of ACNB Corporation.


                             ADDITIONAL INFORMATION

         In accordance with Securities Exchange Act Rule 14a-3(3)(1), in the future, ACNB Corporation intends to deliver only one annual report and proxy statement to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. This method of delivery is known as "householding". Upon written or oral request, the corporation will promptly deliver a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Further, shareholders can notify the corporation by writing or calling John W. Krichten, Secretary/Treasurer of ACNB Corporation at 675 Old Harrisburg Road, Gettysburg, PA 17325 or (717) 338-2258 and inform us that the shareholder wishes to receive a separate copy of an annual report or proxy statement in the future. In addition, if you are receiving multiple copies of the corporation's annual report or proxy statement, you may request that we deliver only a single copy of annual reports or proxy statements by notifying us at the above address or telephone number.

         Upon written request of any shareholder, a copy of ACNB Corporation's annual report on Form 10-K for its fiscal year ended December 31, 2000, including the financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, may be obtained, without charge, from John
W. Krichten, Secretary/Treasurer of ACNB Corporation, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325.

                                                                  APPENDIX A

                                                                  April 4, 2000

                                ACNB CORPORATION
                                 AUDIT COMMITTEE
                        OF THE BOARD OF DIRECTORS CHARTER


ORGANIZATION
The Audit Committee is a committee of outside members of the Board of Directors. Its function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to any governmental body, the shareholders, or the public, the systems of internal controls which management and the Board of Directors have established, and the audit process.

PURPOSE
The primary function of the Audit Committee is to assist the Board of Directors by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body, the shareholders, or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.

COMPOSITION
The number of board members serving on the Audit Committee shall be determined and appointed by the Board of Directors, each of whom shall be outside directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independent judgment as a member of the Committee. A Chair is elected by the full board.

MEETINGS
The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the independent accountants and management annually to review the Corporation's financial reports.

RESPONSIBILITIES AND DUTIES
In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements.

THE AUDIT COMMITTEE'S DUTIES AND RESPONSIBILITIES ARE DESIGNATED BY THE FIVE CATEGORIES LISTED BELOW:

1.       DOCUMENTS/REPORTS REVIEW

         o Review and update this Charter periodically, at least annually, as conditions dictate.

         o Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, shareholders, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         o Review the regular internal reports to management prepared by the internal auditing department and management's response.

         o Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

         o Maintain and submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

2.       INDEPENDENT ACCOUNTANTS

         o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         o Provide an open avenue of communication with the independent accountants.

         o On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the independence of the internal auditor and accountant.

         o Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         o Review with management and the independent accountant at the completion of the annual examination:

                  1. The Corporation's annual financial statements and related footnotes.

                  2. The independent accountant's audit of the financial statements and their report thereon.

                  3. Any significant changes required in the independent accountant's audit plan.

                  4. Any serious difficulties or disputes with management encountered during the course of the audit.

         o Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent accountants.

         o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and internal controls.

3.       FINANCIAL REPORTING PROCESS

         o In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

         o Review any differences in the independent accountant's judgments relating to the interpretation of the Corporation's accounting principles as applied in its financial reporting.

         o Review and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

         o Review with management, the independent accountant, and the director of internal auditing the financial report before it is filed with the SEC or other regulators.

         o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

         o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

4.       PROCESS IMPROVEMENT

         o Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

         o Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

         o Inquire of management, the director of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

         o Consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and plan of the internal auditors.

         o Review with the director of internal auditing and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

         o Consider and review with the independent accountant and the director of internal auditing:

                  1. The adequacy of the Corporation's internal controls including computerized information, system controls and security.

                  2. Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

                  3. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

                  4. Any changes required in the planned scope of their audit plan.

                  5.       The internal auditing department charter.

5.       ETHICAL AND LEGAL COMPLIANCE


         o Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

         o Review activities, organizational structure, and qualifications of the internal audit department.

         o Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements, related corporation compliance policies, and programs and reports received from regulators.

         o Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities.

         o Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

         o The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

         o Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

         o The Committee will perform such other functions as assigned by law, the company's charter or bylaws, or the Board of Directors.

                                ACNB CORPORATION

                                  FORM OF PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Jennifer L. Weaver and Harry L. Wheeler and each or either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of ACNB Corporation that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, on Tuesday, May 1, 2001, 1:00 p.m., Eastern Time, and at any adjournment or postponement of the meeting, as indicated upon the matters referred to in the proxy statement, and upon any matters which may properly come before the annual meeting:


1.       TO FIX THE NUMBER OF DIRECTORS OF ACNB CORPORATION AT TWELVE.

                  [ ]  FOR            [ ]  AGAINST         [ ] ABSTAIN

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


2.       TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FOUR.

                  [ ]  FOR            [ ]  AGAINST         [ ] ABSTAIN

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


3.       TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FIVE.

                  [ ]  FOR            [ ]  AGAINST         [ ] ABSTAIN

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

4.       TO ELECT FOUR CLASS 1 DIRECTORS TO SERVE FOR A THREE YEAR TERM.

                  D. RICHARD GUISE                      RONALD L. HANKEY
                  EDGAR S. HEBERLIG                     MARIAN B. SCHULTZ

         [ ]      FOR all nominees                [ ]   WITHHOLD AUTHORITY
                  listed above (except                  to vote for all nominees
                  as marked to the contrary below)      listed above

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE NOMINEES.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

         -----------------------------------------------------------------------

5.       TO ELECT TWO CLASS 3 DIRECTORS TO SERVE FOR A ONE YEAR TERM.

                  PHILIP P. ASPER                       THOMAS A. RITTER

         [ ]      FOR all nominees                [ ]   WITHHOLD AUTHORITY
                  listed above (except                  to vote for all nominees
                  as marked to the contrary below)      listed above

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE NOMINEES.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

         -----------------------------------------------------------------------

6.       IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE
         UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 1, 2, and 3.


Dated:                       , 2001               ------------------------------
       ----------------------                              Signature

                                                  ------------------------------
Number of Shares Held of Record                            Signature
on March 15, 2001

---------------------------

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO ACNB CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN. :122866